UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Ocular Therapeutix, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! OCULAR THERAPEUTIX, INC. 24 CROSBY DRIVE BEDFORD, MA 01730 OCULAR THERAPEUTIX, INC. Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on June 14, 2023 2023 Annual Meeting June 14, 2023 8:30 AM ET Virtual Meeting Site: www.virtualshareholdermeeting.com/OCUL2023 You invested in OCULAR THERAPEUTIX, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number V1.1 To view the proxy materials and to vote, visit www.ProxyVote.com Control # V16762-Z85246 Get informed before you vote View the Notice and Proxy Statement and the 2022 Annual Report online OR you can receive a free paper or email copy of the materials by requesting prior to May 31, 2023 to ensure timely delivery. If you would like to request a copy of the materials for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote in Advance of the Meeting Vote by June 13, 2023 11:59 PM ET. Visit ProxyVote.com Vote Virtually at the Meeting* June 14, 2023 8:30 AM ET Visit www.virtualshareholdermeeting.com/OCUL2023

THIS IS NOT A VOTABLE BALLOT This is an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Voting Items Board Recommends V16763-Z85246 Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. NOTE: The shares represented by the proxy will be voted by the proxy holders, in their discretion, upon such other business as may properly come before the meeting or any adjournment or postponement thereof. 01) Jeffrey S. Heier, M.D. 02) Merilee Raines 1. To elect two Class III directors, each to serve until the 2026 Annual Meeting of Stockholders and until his or her successor is duly elected and qualified. Nominees: 2. To approve an advisory vote on named executive officer compensation. 4. To ratify the selection of PricewaterhouseCoopers LLP as Ocular Therapeutix’s independent registered public accounting firm for the fiscal year ending December 31, 2023. 3. To approve an amendment to the Ocular Therapeutix, Inc. 2021 Stock Incentive Plan, as amended, to increase the number of shares of common stock issuable thereunder by 3,900,000 shares. For For For For